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                    Strategic Partners Style Specific Funds
              Strategic Partners Small Capitalization Growth Fund
               Strategic Partners Small Capitalization Value Fund

                           The Target Portfolio Trust
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                         Supplement dated July 7, 2003

This prospectus supplement updates the relevant sections of the prospectus and statement of additional information of The Target Portfolio Trust (Target) and the prospectus of Strategic Partners Style Specific Funds (Style Specific) listed below. The funds affected by each part of this supplement are named in italics below. The information in this supplement supersedes any contrary information contained in either the Target or Style Specific prospectus. The term 'Funds' as used in this supplement will also refer to the 'Portfolios' of Target.
                                 *     *     *

New Subadviser--Westcap Investors LLC

Applies to: Target--Small Capitalization Growth Portfolio and
         Style Specific--Strategic Partners Small Capitalization Growth Fund

    The following information modifies the section of each prospectus entitled 'How the Trust is Managed--Advisers and Portfolio Managers--Small Cap Growth Fund,' at page 41 of the Style Specific prospectus, and page 48 of the Target prospectus:

         On or about July 11, 2003, Westcap Investors LLC (Westcap) will replace Sawgrass Asset Management, L.L.C. as subadviser to a segment of the assets of the Small Cap Growth Fund. Westcap, a registered investment adviser, is a privately held firm that has managed institutional accounts, including mutual funds, since 1995. Westcap, located at 11111 Santa Monica Boulevard, Los Angeles, California 90025, had approximately $1.2 billion of assets under management as of December 31, 2002.

         Gregory Weirick leads the investment team that manages the Westcap segment of the Fund. Mr. Wierick, a Managing Director and Co-Founder of Westcap, has been with the firm since its inception in 1992. He has specialized in the small cap growth category for over 10 years.

         The other members of the team are Joshua Shaskan, CFA, Jeffrey Hoo, CFA, CPA and John Huber. Mr. Shaskan, a Senior Vice President/ Security Analyst, joined Westcap in 1998 and has 10 years of investment industry experience. Prior to Westcap, Mr. Shaskan served as an Investment Specialist at Wells Fargo Securities. Mr. Hoo, a Senior Vice President/ Security Analyst at Westcap, joined Westcap in 1997 and has 6 years of investment industry experience. Prior to Westcap, Mr. Hoo was a Finance Manager at Sony Pictures Entertainment and an Auditor at KPMG Peat Marwick. Mr. Huber, a Vice President/Security Analyst, joined Westcap in 2000, and prior to Westcap, he was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen.

         J.P. Morgan Fleming Asset Management (USA) Inc. continues to serve as subadviser to the remaining segment of the Fund's assets.
                         ______________________________
MF2003C6

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Changes with respect to National City Investment Management Company

Applies to: Target--Small Capitalization Value Portfolio and
         Style Specific--Strategic Partners Small Capitalization Value Fund

    The following information modifies the section of each prospectus entitled 'How the Trust is Managed--Advisers and Portfolio Managers--Small Cap Value Fund' at page 42 of the Style Specific prospectus, and page 49 of the Target prospectus:

    Effective June 26, 2003, Mary Jane Matts and Alex Vallecillo replaced Daniel
G. Bandi, Daniel J. DeMonica and Adam I. Friedman as co-portfolio managers of the segment of the Small Capitalization Value Funds of Target and Style Specific managed by National City Investment Management Company (National City). Michael Santelli will remain as co-portfolio manager of each Fund. The following replaces the description of the National City portfolio management team in the prospectus of Style Specific and Target:

         Mary Jane Matts, CFA, Michael E. Santelli, CFA, CPA and Alex
         L. Vallecillo, CFA share responsibility for the management of the Fund's assets managed by National City. Ms. Matts and Mr. Vallecillo have served as co-portfolio managers since June 2003. Mr. Santelli has served as a co-portfolio manager since May 2002. Ms. Matts is a Director of Value Equity Investment of National City and has 16 years of investment experience. She joined the firm in 1996, and from 2000 until this year served as Director of Research for another National City entity. Mr. Santelli, a Director of Value Equity Investment at National City, has 13 years of investment experience and joined National City in 1995. Mr. Vallecillo, a Senior Portfolio Manager at National City, has 9 years of investment experience and joined National City in 1996.
                          ______________________________

Changes relating to Prudential Securities/Wachovia Corporation

Applies to: Target

    The following information relates to a corporate transaction that affects Target accounts held through Prudential Securities Incorporated. This transaction will not affect Target accounts held through Pruco Securities Corporation.

         Effective on or about July 1, 2003, investment products and services previously offered through Prudential Securities Incorporated are offered through Prudential Securities, a division of Wachovia Securities, LLC. Other than with respect to historical data, any reference to Prudential Securities, PSI or Prudential Securities Incorporated in the Target prospectus or statement of additional information is now considered a reference to the Prudential Securities Division of Wachovia Securities, LLC. Wachovia Securities, LLC is owned, indirectly through subsidiaries, 38 percent by Prudential Financial, Inc. and 62 percent by Wachovia Corporation. Prudential, Pru and Rock logo marks are owned by The Prudential Insurance Company of America and are used in such materials under license.

         Certain retirement plans that maintain accounts with Prudential Securities (collectively, Plans) have invested in the Target Program and the Portfolios pursuant to an order of exemption issued by the Department of Labor. Following the transaction described above, it is expected that purchases of shares of the Portfolios by Plans will be made without relying on this order of exemption.

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The information in this supplement relates to the following documents:

                                                        Date of Prospectus/
                                                        Statement of
Fund Name                                               Additional Information
-----------------------------------------------------   -----------------------
Strategic Partners Style Specific Funds                 October 1, 2002
  Strategic Partners Small Capitalization Growth Fund
  Strategic Partners Small Capitalization Value Fund
The Target Portfolio Trust                              April 30, 2003
  Large Capitalization Growth Portfolio
  Large Capitalization Value Portfolio
  Small Capitalization Growth Portfolio
  Small Capitalization Value Portfolio
  International Equity Portfolio
  International Bond Portfolio
  Total Return Bond Portfolio
  Intermediate-Term Bond Portfolio
  Mortgage Backed Securities Portfolio
  U.S. Government Money Market Portfolio